Exhibit 99.1

Execution version

UNITED STATES BANKRUPTCY COURT

DISTRICT OF MASSACHUSETTS

EASTERN DIVISION

)
In re:	)
	)	Chapter 11
THE EDUCATION RESOURCES INSTITUTE, INC.,	)	Case No. 08-12540 (HJB)
)
Debtor.	)
)

STIPULATION RESOLVING CLAIMS OF FIRST MARBLEHEAD EDUCATION RESOURCES, INC., THE FIRST MARBLEHEAD CORPORATION, AND FIRST MARBLEHEAD DATA SERVICES, INC.

WHEREAS, First Marblehead Education Resources, Inc. (“FMER”) timely filed proof of claim numbered 107 (the “FMER Claim”), alleging secured and unsecured claims against the Debtor(1) in the amount of $68,162,717 plus certain unliquidated claims;

WHEREAS, The First Marblehead Corporation (“FMC”) timely filed proof of claim numbered 106 (the “FMC Claim”), alleging claims against the Debtor in the amount of $18,851,589.98 plus certain unliquidated claims;

WHEREAS, First Marblehead Data Services, Inc. (“FMDS”) timely filed proof of claim numbered 154 (as amended by proof of claim numbered 197, the “FMDS Claim”; together with the FMER Claim and the FMC Claim, the “First Marblehead Claims”), alleging unliquidated claims against the Debtor;

WHEREAS, the Debtor and the Creditors’ Committee dispute the validity and/or priority of certain of the First Marblehead Claims;

(1)  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Modified Fourth Amended Joint Plan of Reorganization of The Education Resources Institute, Inc. and the Official Committee of Unsecured Creditors, dated August 26, 2010 [Docket No. 1139] (the “August 2010 Plan”).

WHEREAS, on June 23, 2008, the U.S. Bankruptcy Court entered the Order Granting Motion (A) Pursuant to Section 365 of the Bankruptcy Code, Federal Rules of Bankruptcy Procedure 6006 and 9014 Authorizing Debtor to Reject Certain Contracts with The First Marblehead Corporation and (B) Pursuant to Section 363 of the Bankruptcy Code Authorizing the Debtor to Enter into a Transition Services Agreement (the “Rejection Order”), pursuant to which (i) the Debtor rejected certain contracts with FMC and FMER, including but not limited to the Database Sale and Supplementation Agreement dated as of June 20, 2001 by and among the Debtor, FMER and FMC (the “Database Agreement”) and (ii) the Debtor was authorized to enter into the Transition Services Agreement dated as of May 30, 2008 among the Debtor, FMC, and FMER (as amended and together with any terms of the Database Agreement referenced therein as they relate to the Database Dispute (defined below), the “TSA”); and

WHEREAS, FMER and FMC allege (a) that, notwithstanding the rejection of the Database Agreement pursuant to the Rejection Order, they retain certain intellectual property and other rights and TERI has been and remains subject to certain obligations and restrictions relating to the Loan Database (as defined in the Database Agreement) and the Delivered Database (as defined in the Database Agreement) and, without limiting the foregoing, that all restrictions set forth in Section 2.03 of the Database Agreement continue to apply to the use of the Loan Database and the Delivered Database by TERI and its successors and assigns, (b) that the restrictions set forth in Section 2.1 of the TSA have applied since May 30, 2008 and will apply permanently to the Loan Database transferred from FMER to TERI pursuant to Section 2.1 of the TSA and (c) that, notwithstanding the rejection of the Database Agreement pursuant to the Rejection Order, certain terms and provisions of the Database Agreement are integrated with, and deemed part of, the TSA; and

WHEREAS, TERI disputes such allegations (the “Database Dispute”) and TERI, the Debtor Releasors, FMC or FMER may assert Claims, counterclaims, defenses, rights or obligations under the TSA or the Rejection Order with respect to the Database Dispute;

WHEREAS, the TSA is a postpetition contract that will not be rejected or otherwise altered or affected by the August 2010 Plan; and

WHEREAS, the Debtor and the Creditors’ Committee are Plan Proponents of the August 2010 Plan.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in an effort to resolve certain disputes among the Debtor, the Creditors’ Committee, FMER, FMC, and FMDS regarding the First Marblehead Claims and certain other matters without the need for further litigation, each of the Debtor, the Creditors’ Committee, FMER, FMC, and FMDS (collectively, the “Parties”) hereby agrees, subject to approval by the U.S. Bankruptcy Court for the District of Massachusetts (the “Bankruptcy Court”), as follows:

1.             The FMER Claim shall be allowed as an unsecured, non-priority claim in the amount of $27,177,645.00.

2.             The FMC Claim shall be allowed as an unsecured, non-priority claim in the amount of $921,084.00.

3.             The FMDS Claim shall be disallowed and expunged.

4.             Excluding the obligations of FMC, FMER, and FMDS under this Stipulation, and subject to the last sentence of this Section 4 and the terms of Section 7 of this Stipulation, the Debtor, for itself and on behalf of the Estate and the Debtor Releasors, hereby knowingly, fully, irrevocably and unconditionally waive, remise, release and forever discharge each of FMC,

FMER, and FMDS and the respective directors, officers, agents, servants, attorneys, employees, affiliates, subsidiaries, parent corporations, shareholders, investors, principals, advisors, successors, assigns and representatives of the foregoing (collectively, “the Debtor Released Parties”), of and from any and all debts, claims, charges, complaints, demands, actions, causes of action, suits, rights, sums of money, costs, expenses, accounts, promises, doings, acts, omissions, covenants, obligations, contracts, agreements, damages, and liabilities whatsoever, known and unknown, asserted or unasserted, actual or potential, of every name and nature, in law and equity (collectively, “Claims”), which may be asserted by or on behalf of any of the Debtor, the Estate or any of the Debtor Releasors, including without limitation, any causes of action under Chapter 5 of the United States Bankruptcy Code and any and all common law or equitable Claims, whether foreseen or unforeseen, existing or hereafter arising, or which the Debtor, the Estate or any of the Debtor Releasors ever had, now has, or shall have against the Debtor Released Parties arising out of or relating to any event occurring or circumstance existing from the beginning of the world through the date of the approval of this Stipulation by the Bankruptcy Court.  Notwithstanding anything stated in this Section 4 to the contrary, but subject to the first sentence of Section 7 hereof, the Parties agree that the foregoing waiver, remise, release and discharge of the Debtor Released Parties shall not apply to any Claims, counterclaims, defenses, rights or obligations of TERI, the Estate or the Debtor Releasors under the TSA, or relating to the Database Dispute, including but not limited to (i) all claims and defenses that the restrictions set forth in Section 2.03 of the Database Agreement do not continue to apply to the Loan Database and the Delivered Database, and (ii) all claims and defenses that the restrictions set forth in Section 2.1 of the TSA do not apply permanently to the Loan Database transferred from FMER to TERI pursuant to Section 2.1 of the TSA.

5.             Excluding the obligations of the Debtor, the Estate and the Debtor Releasors under this Stipulation and the claims of FMC and FMER allowed in numbered paragraphs 1 and 2 of this Stipulation, and subject to the last sentence of this Section 5 and the terms of Section 7 of this Stipulation, each of FMC, FMER and FMDS does hereby knowingly, fully, irrevocably and unconditionally waive, remise, release and forever discharge the Debtor, the Estate and the Debtor Releasors and the directors, officers, agents, servants, attorneys, employees, affiliates, subsidiaries, parents, shareholders, investors, principals, advisors, successors, assigns and representatives of the foregoing (the “FM Released Parties”), of and from any and all Claims that may be asserted by or on behalf of any of FMC, FMER or FMDS, whether foreseen or unforeseen, existing or hereafter arising, or which FMC, FMER, or FMDS ever had, now has, or shall have against the FM Released Parties arising out of or relating to any event occurring or circumstance existing from the beginning of the world through the date of the approval of this Stipulation by the Bankruptcy Court.  Notwithstanding anything stated in this Section 5 to the contrary, the Parties agree that the foregoing waiver, remise, release and discharge of the FM Released Parties shall not apply to any Claims, counterclaims, defenses, rights or obligations of FMC or FMER against the Debtor, the Estate or any of the Debtor Releasors, or their successor or assigns, under the TSA or relating to the Database Dispute, including but not limited to (i) all claims and defenses that the restrictions set forth in Section 2.03 of the Database Agreement continue to apply to the Loan Database and the Delivered Database, and (ii) all claims and defenses that the restrictions set forth in Section 2.1 of the TSA apply permanently to the Loan Database transferred from FMER to TERI pursuant to Section 2.1 of the TSA.

6.             Each of the claims of FMC and FMER allowed by this Stipulation shall be deemed to be voted to accept the August 2010 Plan.  None of FMC, FMER or FMDS (solely in its individual capacity) shall cooperate with or provide any assistance to any entity opposing confirmation of the August 2010 Plan (including, without limitation, by way of providing expert testimony or providing advice or information to any such entity); provided, however, that notwithstanding anything herein to the contrary (i) nothing shall prevent FMDS from fulfilling its obligations to any Securitization Trust and (ii) nothing shall prevent FMC or FMER from cooperating with or providing assistance to FMDS in connection with FMDS fulfilling its obligations to any Securitization Trust or any stakeholders or trustees thereof.

7.             The Debtor, for itself and on behalf of the Estate and the Debtor Releasors, on the one hand, and FMC and FMER, on the other hand, acknowledge and agree that each of the Debtor, FMC and FMER has performed in full all of its respective duties and discharged in full all of its respective obligations under the TSA arising prior to the date hereof, except for any duties and obligations of the Debtor with respect to the Delivered Database and the Loan Database as may be implicated in the Database Dispute.  Except as set forth in the foregoing sentence, and notwithstanding anything stated in this Stipulation to the contrary, the Parties agree that nothing in this Stipulation, including the foregoing waivers, remises, releases and discharges set forth above, shall waive, remise, release, discharge, alter, affect, impair or enlarge any Claims, counterclaims, rights, obligations, defenses, arguments or positions of the parties under the TSA or with respect to the Database Dispute.  Each of FMC and FMER hereby waives the restrictions set forth in  Section 2.03 of the Database Agreement, to the extent applicable (if at all), solely to the limited extent necessary to permit Reorganized TERI to use the Loan Database and/or its retained copy of the Delivered Database to perform its collection and claims management obligations for the Plan Trustee under the Collection Contract in the form filed with the Plan Supplement [Docket No. 1075] or as such Collection Contract may be amended from time to time in a manner not inconsistent with the terms of this Stipulation.  Except as set forth in this Section 7, nothing in this Stipulation is intended to or shall be deemed to (and nothing in any plan of reorganization or liquidation, including the August 2010 Plan, or in an order confirming any such plan shall) affect any right or obligation of the Debtor, the Estate, the Debtor Releasors, FMC or FMER under the Rejection Order or the TSA or any right, title or interest of TERI, FMC or FMER in, to or with respect to any of its respective data or intellectual property.  Without limiting the foregoing, and except as set forth in this Section 7, nothing in this Stipulation or in any plan of reorganization or liquidation (including the August 2010 Plan) or in an order confirming any such plan shall alter, modify, amend or otherwise affect the TSA, the Rejection Order, or the Database Dispute.  The order approving this Stipulation shall be deemed to provide that, in the event of any inconsistency between the provisions of the Rejection Order or the TSA (as such provisions may be interpreted in connection with any consensual or judicial resolution of the Database Dispute), on the one hand, and any plan of reorganization or liquidation (including the August 2010 Plan) or any order approving such plan, on the other hand, the provisions of the TSA or the Rejection Order, as applicable, shall govern.  Debtor agrees to use its reasonable best efforts to include similar language reflecting that the provisions of the TSA or the Rejection Order govern in any order approving the August 2010 Plan or any other plan of reorganization or liquidation for which it is a proponent.

8.                                       Notwithstanding anything herein to the contrary, nothing herein shall be deemed to release, waive or otherwise settle any claims or rights asserted by or that could be asserted by, or any objection that could be raised by, FMDS solely in its capacity as administrator for or on behalf of any indenture trustee, securitization trust, owner trustee or other entity for which FMDS serves as administrator under the Administration Agreements (as defined in the FMDS

Claim), but, subject to the terms of this Stipulation, FMC, FMER and FMDS, and their respective affiliates, shall otherwise support confirmation of the August 2010 Plan pursuant to section 1129 of the Bankruptcy Code.

9.                                       This Stipulation shall be binding upon and inure to the benefit of each of the Parties and their respective executors, administrators, other legal representatives, successors, and assigns, including but not limited to the Creditors’ Committee, the Debtor Releasors, the Plan Trustee and any other trustee or plan administrator appointed in Debtor’s bankruptcy proceeding, whether under Chapter 11 or Chapter 7 of the United States Bankruptcy Code.

10.                                 Except as expressly stated in this Stipulation, this Stipulation shall constitute the entire agreement among the Parties relating to the specific subject matter herein, shall supersede any and all prior agreements, negotiations, representations and understandings, whether written or oral, between the Parties and may not be released, supplemented or modified in any manner except by further written agreement signed by a duly authorized officer or representative of each of the Parties and to the extent such Party is the Debtor, such release, supplementation or modification has been approved by the Bankruptcy Court.  No breach of any provision hereof shall be waived unless consented to by all Parties in writing.

11.                                 This Stipulation may be executed in multiple counterparts, any of which may be transmitted by facsimile, and each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.                                 The signatories hereto represent and warrant to each other that (a) the signatories to this Stipulation are authorized to execute this Stipulation; (b) each has full power and authority to enter into this Stipulation; (c) the execution and delivery of this Stipulation has been approved by all necessary corporate action of each party and, other than the approval of the

Bankruptcy Court, no further approval or authorization is necessary for this Stipulation to become effective; and (d) this Stipulation is duly executed and delivered, and constitutes a valid and binding agreement in accordance with its terms.

13.                                 The Bankruptcy Court shall retain jurisdiction to hear and determine any controversies regarding this Stipulation, but nothing herein shall operate (a) as consent by any party to such jurisdiction, or (b) operate to enlarge, restrict or limit the Bankruptcy Court’s jurisdiction to hear and determine any matter relating to the Database Dispute.

14.  This Stipulation is governed by and shall be construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to its conflicts of laws provisions).

15.                                 This Stipulation is subject to approval by the Bankruptcy Court in which the above-captioned bankruptcy case is pending.  The Debtor shall seek expedited consideration of this Stipulation.  In the event the hearing to consider the motion to consider approval of this Stipulation (the “Stipulation Hearing Date”) does not occur on or before October 13, 2010, the deadline for FMC, FMER and/or FMDS to object to confirmation of the August 2010 shall be extended and shall expire at 4:30 p.m. on the earlier to occur of (1) October 15, 2010 and (2) the Stipulation Hearing Date; provided that in no event shall the objection deadline occur before October 13, 2010 or such other date to which the objection deadline is extended generally for creditors of the Debtor.

16.                                 Nothing in this Stipulation is intended to or shall operate to impair or limit the rights or defenses, if any, of any party under, or to alter the terms of, the September 16, 2008 Order Authorizing Modification Of Delinquency And Default Requirements Without Prejudice To Lenders’ Claims, and all parties reserve all such rights and defenses, if any.

IN WITNESS WHEREOF, the Parties hereto, hereby execute this Stipulation under seal as of October 7, 2010.

THE EDUCATION RESOURCES INSTITUTE, INC.		THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Amy W. Bizar	By:	/s/ Kenneth Klipper
Name:	Amy W. Bizar		Kenneth Klipper
Title:	SVP and General Counsel		Chief Financial Officer

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.		FIRST MARBLEHEAD DATA SERVICES, INC.

By:	/s/ Kenneth Klipper	By:	/s/ Kenneth Klipper
	Kenneth Klipper		Kenneth Klipper
	Treasurer		Secretary

OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF THE EDUCATION RESOURCES, INC.

By:	/s/ Jeffrey D. Sternklar
Name:	Jeffrey D. Sternklar
Title:	Partner, Duane Morris LLP, Counsel to the Official Committee of Unsecured Creditors of The Education Resources Institute, Inc.